Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this Annual Report on Form 10-K of Sports Asylum, Inc. (the “Company”) for the fiscal year ended May 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 26, 2014	By:	/s/ Frank McEnulty
	Name:	Frank McEntuly
	Title:	Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (Principal Executive Officer)